UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2026

 SELLAS Life Sciences Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Times Square, Suite 2503 New York, NY 10036
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 200-5278

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SLS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On June 16, 2026, SELLAS Life Sciences Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”). There were 115,511,771 shares of common stock, or approximately 62.59% of all outstanding shares, present in person or represented by proxy. At the Annual Meeting, the stockholders voted on the following five proposals and cast their votes as described below.

Proposal 1

The Company’s stockholders re-elected each of the following nominees as a Class I director to the Board of the Company to hold office until the 2029 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

NAME	FOR	WITHHELD	BROKER NON-VOTES
Robert Van Nostrand	66,490,143	4,544,035	44,477,593
Jane Wasman	65,928,448	5,105,730	44,477,593

Proposal 2

The Company’s stockholders ratified the appointment of Baker Tilly US, LLP (as the successor to Moss Adams LLP) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
112,103,701	2,126,460	1,281,610	-

Proposal 3

The Company’s stockholders approved an amendment to the Company’s 2023 Amended and Restated Equity Incentive Plan (the “2023 Equity Plan”) to increase the number of shares of common stock available for sale under the 2023 Equity Plan by 20,000,000.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
42,906,271	27,310,386	817,521	44,477,593

Proposal 4

The Company’s stockholders approved the non-binding, advisory resolution on the executive compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
52,930,792	15,906,732	2,196,654	44,477,593

Proposal 5

The Company’s stockholders approved an adjournment of the Annual Meeting, if necessary, to solicit additional proxies in favor of proposals 1, 2, 3 and 4.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
90,571,992	22,200,030	2,739,749	-

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELLAS Life Sciences Group, Inc.

Date: June 18, 2026	By:	/s/ John T. Burns
		Name:	John T. Burns
		Title:	Senior Vice President, Chief Financial Officer